                                                                   EXHIBIT 10.17

                     FLOW LOAN SUBSERVICING AGREEMENT-MSTR
                     -------------------------------------

THIS FLOW LOAN SUBSERVICING AGREEMENT (the "Agreement") entered into as of the _______ day of __________, 1997, by and between NovaStar Financial, Inc. a Maryland corporation ("NovaStar Financial" or "NovaStar") and NovaStar Mortgage, Inc., a Virginia corporation ("Servicer").

                                  WITNESSETH
                                  ----------

       WHEREAS, NovaStar intends to acquire from time to time certain adjustable-rate mortgage loans having the characteristics described on
Schedule 1 attached hereto (the "Mortgage Loans"); and

       WHEREAS, NovaStar shall from time to time securitize the Mortgage Loans through the issuance of privately issued mortgage-backed securities; and

       WHEREAS, NovaStar desires to engage Servicer as an independent contractor to perform as subservicer all servicing functions related to all of the Mortgage Loans, and Servicer desires to accept such engagement pursuant to the terms and conditions hereinafter set forth.

       NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein and for the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, NovaStar and Servicer agree as follows:

SECTION 1.     DEFINITIONS.
               -----------

For purposes of this Agreement and any amendments hereto:

       (a) "Business Day": Any day other than a Saturday, Sunday, or other day on which banking institutions in either the State of Maryland or Virginia are required or authorized by law or executive order to be closed.

       (b) "Investors": The equitable owners of Mortgage Loans, i.e., either NovaStar or an affiliate, or the holder of those securities issued by NovaStar (or an affiliate) that are backed by the Mortgage Loans.

       (c) "Guide": The Seller/Servicer Guide of Servicer and any amendments thereto. A current copy of the Guide is in the possession of each party. Whereever the Guide refers to "NovaStar Mortgage, Inc." or the "Master Servicer," such terms will mean "NovaStar" for purposes of this Agreement only.

       (d) "Loan Files": All loan documentation, files and records, including records on microfiche or its equivalent, relating to the Mortgage Loans, reasonably required by Servicer to document and service each Mortgage Loan, including but not limited to the documents described in Schedule 1 hereto.

       (e) "Mortgage Loans": Those mortgage loans meeting the criteria described in Section 2.

       (f)  "Mortgagor": The obligor(s) on a Mortgage Loan.

       (g) "Records": Includes, but is not limited to, work files, individual accounts, books, documents, files, correspondence, related information or data of any kind relating to the Mortgage Loans.

       (h) "Related Escrow Accounts": Mortgage escrow/impound account maintained in accordance with the Guide in connection with the Mortgage Loans.

SECTION 2.     MORTGAGE LOAN CRITERIA.
               ----------------------

       (a) Unless otherwise agreed to by the parties, each Mortgage Loan serviced hereunder shall be secured by a valid first lien on existing single-family (1-4 units) residential properties, shall meet all of the underwriting and other criteria established by the Guide.

       (b) If NovaStar wishes Servicer to service or subservice any mortgage loan which does not meet all of the above criteria, it shall separately negotiate the terms of such servicing or subservicing (including appropriate compensation) with Servicer.

SECTION 3.     RELATIONSHIP OF NOVASTAR FINANCIAL AND SERVICER.
               -----------------------------------------------

       (a) NovaStar Financial and Servicer hereby acknowledge that Servicer is an affiliate of NovaStar. However, under the terms of this Agreement, both parties hereby agree that in performing its duties and obligations hereunder, Servicer is acting as an independent contractor and not as an agent of NovaStar and nothing herein shall be construed to create a partnership or joint venture between NovaStar and Servicer.

       (b) Nothing herein shall be construed as a warranty or guaranty of Servicer as to future payments by any Mortgagor.

SECTION 4.     COMMENCEMENT OF SERVICER'S SERVICING DUTIES:
               --------------------------------------------
               OBLIGATION OF NOVASTAR FINANCIAL.
               --------------------------------

       (a) During the term of the Agreement, NovaStar shall provide Servicer at least one Business Day notice of its intent to deliver any Mortgage Loans to Servicer pursuant to this Agreement. Promptly following such notification, NovaStar shall deliver to Servicer an Initial Loan File relating to such Mortgage Loan and wire transfer to Servicer's designated depository the amount of the Related Escrow Accounts. Upon receipt of each Initial Loan File and the Related Escrow Accounts, Servicer shall begin to service the related Mortgage Loans.

       (b) Servicer shall initially service each Mortgage Loan on behalf of NovaStar Financial as the owner of such Mortgage Loan. At such time as NovaStar notifies Servicer that the Mortgage Loan has been securitized and the securities sold to Investors, this Agreement shall be replaced with, and Servicer shall subservice the Mortgage Loans on behalf of the Investors as designated by NovaStar. Except as provided in the Agreement to the contrary, all servicing or subservicing hereunder shall be in accordance with the Guide.

       (c) NovaStar Financial shall deliver the remaining Loan Files to Servicer pertaining to each Mortgage Loan at such time and in such manner as may be prescribed by Servicer. NovaStar agrees that it shall cooperate with Servicer in providing any approvals, authorizations or documents, or any other assistance reasonably needed by Servicer to effectively service the Mortgage Loans.

       (d) On or before April 30 of each year that this Agreement is in effect, Servicer shall deliver to NovaStar audited financial statements as of December 31 of the prior calendar year which fairly present the financial position of Servicer as of such December 31, in conformity with generally accepted accounting principles applied on a consistent basis, except as otherwise noted therein.

       (e) Whenever the Guide is amended, NovaStar Financial shall promptly send notice of such amendment to Servicer. In the event that such amendment requires a material change in the manner that Servicer subservices the Mortgage Loans hereunder, NovaStar Financial shall allow Servicer sufficient time to make the changes required by the amendment, and shall compensate Servicer for such out-of-pocket costs and administrative expenses reasonably incurred by Servicer to effect such change.

SECTION 5.     SERVICING ACTIVITIES.
               --------------------

During the term of this Agreement:

       (a) Servicer shall observe and perform all material covenants, undertakings, obligations, representations and warranties required to be observed or performed pursuant to the Guide including, where permissible and appropriate, acting on behalf of and in the name of NovaStar Financial, as appropriate, provided, however, that notwithstanding any provisions in this Agreement to the contrary, NovaStar and not Servicer shall perform any responsibilities under the Guide which, by their terms, must be performed by NovaStar and not Servicer. Servicer shall at all times service the Mortgage Loans in accordance with applicable federal and state statutes and regulations, contractual provisions, the Guide and generally accepted prudent mortgage banking practices. NovaStar agrees that unless it provides Servicer with written instructions, Servicer shall have complete discretion (subject to the terms of the Guide) with respect to the manner of servicing the Mortgage Loans, including but not limited to the exercise of discretion with respect to the assessment or waiver of late charges, the acceptance or rejection of partial payments, and the time to sue for foreclosure. However, Servicer shall allow assumptions only upon the written approval of NovaStar.

       (b) Servicer shall on behalf of NovaStar Financial use reasonable efforts to collect all payments due from the Mortgagors under the Mortgage Loans as they become due, including but not limited to (i) principal, (ii) interest,
(iii) amounts for hazard insurance premiums, payments with regard to prior liens, taxes, legal fees, foreclosure costs, and other miscellaneous advances and monthly escrow and impound payments, as well as repayments of amounts advanced on behalf of Mortgagors for such items, (iv) late charges, (v) extension fees, (vi) bad check charges, and (vii) insurance premiums for mortgage life and disability insurance, such efforts to include but not be limited to the specific duties set forth herein.

       (c) All appropriate deposits into and remittances from escrow/impound accounts shall be made in accordance with Section 6 hereof.

       (d) Servicer shall remit to NovaStar Financial or its designee, in accordance with the terms and conditions of the Guide, payments of principal and interest received in connection with each Mortgage Loan no later than (i) the fifteenth (15th) and (ii) the last day of the month of receipt; and shall make any necessary deposits to or withdrawals from the Related Escrow Accounts.

       (e) Servicer shall keep and maintain a complete and accurate account reasonably satisfactory to NovaStar Financial of all funds collected and paid relating to the Mortgage Loans. NovaStar Financial or persons authorized by NovaStar may, at NovaStar's expense, during or after the term of this Agreement, reasonably audit all or any part of Servicer's performance hereunder.

       (f) Servicer shall not solicit or cause to be solicited any prepayment of all or any part of the Mortgage Loans, and Servicer shall process all assumptions and modifications of Mortgage Loans in accordance with applicable provisions of the Guide and the written consent of NovaStar Financial.

       (g) Servicer will give representatives of NovaStar Financial full access, during normal business hours, to the books, records, agreements and other documents of Servicer relating to the Mortgage Loans serviced pursuant to this Agreement or to Servicer's servicing procedures, and will furnish such representatives with such other information and data concerning the affairs of Servicer as NovaStar may reasonably request. Servicer also shall facilitate the furnishing to NovaStar Financial of computer reports containing information regarding the Mortgage Loans subserviced pursuant to this agreement, which shall be limited to those reports outlined in Section 5 of this Agreement, unless otherwise agreed to by the parties.

       (h) During the term of this Agreement, Servicer shall prepare and deliver all reports relating to the Mortgage Loans to NovaStar Financial that are required pursuant to the Guide. All such reports shall be timely delivered by Servicer to NovaStar Financial or its designee.

       (i)   Servicer shall maintain the Records in accordance with the Guide.

       (j) Servicer shall be responsible for maintaining adequate hazard insurance and for safeguarding NovaStar Financial's interest in the real estate underlying the Mortgage Loans and NovaStar's rights under the Mortgage Loans, all in accordance with the Guide.

       (k) Servicer shall to the extent practicable, secure any premises found to be vacant or abandoned, and advise NovaStar of the status thereof.

       (l) Servicer shall advise NovaStar in writing with respect to requests for partial releases, easements, divisions, subordinations, alterations, or waivers of security instrument terms.

       (m) Servicer shall advise NovaStar of any change of which it is aware in the ownership of the security property.

       (n) In the event that the record owner of a Mortgage Loan requires that such Mortgage Loan be repurchased, NovaStar Financial at its own expense shall promptly repurchase such Mortgage Loan.

SECTION 6.     RELATED ESCROW ACCOUNTS.
               -----------------------

       (a) During the term of this Agreement, with respect to each Mortgage Loan hereunder, Servicer shall continue to maintain each Related Escrow Account as required pursuant to the terms of the Guide, and applicable federal and state laws. Servicer shall prepare an escrow analysis for each Mortgage Loan in accordance with the Guide and federal and state requirements on an annual basis, and send such analysis to the Mortgagors.

       (b) During the term of this Agreement, the Related Escrow Accounts shall be held in a depository institution selected by NovaStar Financial, provided, however, that the Related Escrow Accounts must at all times be on deposit in an institution that meets the requirements of the Guide. NovaStar shall be responsible for all costs of maintaining the Related Escrow Accounts, including the obligation to pay interest thereon.

       (c) On each Business Day during the term of this Agreement, Servicer shall deposit in the appropriate escrow account all collections received by it with respect to the Mortgage Loans. Servicer shall be responsible (subject to reimbursement) for all advances required in connection with the various escrow/impound accounts, and shall be responsible for prompt payment of all taxes, assessments, and other public charges, hazard insurance premiums, private mortgage insurance premiums and premiums for fire, windstorm and flood insurance policies and related fees and charges during the term of this Agreement. If adequate funds are not held in the Related Escrow Accounts to pay, when due, assessments, real estate taxes, or insurance premiums, or similar charges on any property securing a Mortgage Loan, Servicer shall advance sufficient funds to cover any such deficiency in a manner to ensure payment of such taxes or insurance premiums before delinquency. Servicer shall make all reasonable efforts to collect deficiencies from Mortgagors.

       (d) On or before the fifth (5th) Business Day of each month, Servicer shall prepare and submit to NovaStar Financial a report listing all advances, servicing fees, property inspection costs and third party foreclosure-related costs and expenses for the preceding month for which Servicer seeks reimbursement. NovaStar Financial shall reimburse Servicer for such amounts within five (5) Business Days after receipt of such Servicer report. Upon request, Servicer shall provide NovaStar Financial with reasonable documentation in support of its request.

SECTION 7.     DELINQUENT OR DEFAULTED MORTGAGE LOANS.
               --------------------------------------

       (a) Servicer shall inspect properties within 30 days from when the Mortgagor is 90 days or more delinquent in the payment of any obligation under the respective Mortgage Loan, and perform such other inspections as required by the Guide.

       (b) Servicer shall promptly notify NovaStar Financial whenever it receives notice or otherwise becomes aware of any notice of liens, bankruptcies, condemnations, probate proceedings, tax sales, partitions, local ordinance violations, seizure of drug dealer property, condemnations or proceedings in eminent domain that would, in Servicer's judgement, impair NovaStar Financial's security; and Servicer shall assist NovaStar Financial in undertaking appropriate action to preserve its security.

       (c) Servicer shall promptly take all reasonable actions with regard to delinquent payments under Mortgage Loans serviced pursuant to this Agreement, and the collection of any applicable mortgage insurance, as required under the Guide, by applicable private mortgage insurers, or NovaStar Financial, and, pending completion of such steps, Servicer shall use all reasonable efforts to protect such property from waste and vandalism.

       (d) Servicer shall perform with respect to the Mortgage Loans all foreclosure activities, in addition to those specified herein, as may be required by the Guide or NovaStar Financial, and in accordance with the Guide and applicable federal and state law.

       (e) In the event that foreclosure proceedings are instituted then Servicer, from the date of commencement of such proceedings until the termination thereof and the conveyance of title following foreclosure, shall manage and protect the mortgaged premises under foreclosure in such a manner and to such an extent as is customary for the proper management and care of such property in the locality thereof, including without limitation managing and supervising repairs and maintenance of the premises, and Servicer shall render to NovaStar Financial customary reports and such other reports as NovaStar Financial may reasonably request, all in accordance with the Guide and applicable laws and regulations.

SECTION 8.     COMPENSATION.
               ------------

       (a) In consideration of the services provided by Servicer hereunder, NovaStar Financial shall pay to Servicer a servicing fee and other amounts, as set forth in this Section 8. Servicer will carry out all of its obligations hereunder at its own expense, except as otherwise specifically provided herein.

       (b) The servicing fee to be paid hereunder shall be Nine Dollars ($9.00) per Mortgage Loan per month (or part thereof), plus all ancillary income. For purposes of this Agreement, ancillary income shall include all fees collected from or on behalf of Mortgagors, including but not limited to late fees and assumption fees; and any administrative fees or other income received in connection with mortgage life or disability insurance policies.

       (c) In addition to the servicing fee set forth in Section 8(b) above, Servicer shall be entitled to reimbursement of all advances, property inspection costs and third party foreclosure-related costs and expenses incurred in connection with this Agreement. Servicer shall also be entitled to receive One Hundred Fifty Dollars ($150) (payable out of the proceeds of liquidation) for administering and managing real estate owned property.

       (d) If a significant proportion of the Mortgage Loans serviced by Servicer becomes delinquent, then the parties agree that they shall negotiate in good faith as to whether Servicer should receive additional compensation to reflect its increased workload.

SECTION 9.     INSURANCE.
               ---------

       At all times while this Agreement is in force, Servicer and NovaStar Financial each shall maintain at its own expense policies of fidelity, theft, forgery and errors and omissions insurance in amounts as required to maintain Servicer and NovaStar Financial, respectively, in good standing under all applicable laws and requirements of the Guide.

SECTION 10.    REPRESENTATIONS OF SERVICER.
               ---------------------------

       Servicer hereby represents and warrants to and covenants with NovaStar Financial (such representation and warranties to be true and correct throughout the term of this Agreement) as follows:

       (a) Servicer is a Virginia corporation, validly existing and in good standing under the laws of the Commonwealth of Virginia. Servicer is qualified or registered to transact business in each jurisdiction in which the ownership of property or the conduct of its business requires such qualifications or registration (except where the failure so to qualify or register would not have a material adverse effect upon the business of Servicer taken as a whole). To the extent the Servicer is not qualified or registered to transact business in each jurisdiction in which the property securing the Mortgage Loans is located and such qualification or registration is required, the Servicer hereby represents and warrants to NovaStar Financial that the Servicer will file to become so qualified or registered on a timely basis.

       (b) Servicer has the power, authority and legal right to enter into and perform under this Agreement and to perform the obligations required of it hereunder, and this Agreement and any document or instrument to be delivered to NovaStar Financial by Servicer pursuant hereto has been duly authorized, executed and delivered.

       (c) This Agreement and any documents or instruments now or hereafter executed and delivered to NovaStar Financial by Servicer pursuant to this Agreement constitute (or shall, when delivered to NovaStar Financial by Servicer, constitute) valid and legally binding obligations of Servicer enforceable against Servicer in accordance with their respective terms (except as may be limited by or subject to (i) any bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

       (d) The consummation of the transactions contemplated by this Agreement will not result, in any material respect (i) in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which Servicer or its property is subject, or
(ii) result in the violation of any law, rule, regulation, order, judgement or decree to which Servicer or its property is subject.

SECTION 11.    REPRESENTATIONS OF NOVASTAR FINANCIAL.
               -------------------------------------

NovaStar hereby represents and warrants to and covenants with Servicer (such representations and warranties to be true and correct throughout the term of this agreement) as follows:

       (a) NovaStar Financial is a Maryland corporation, validly existing and in good standing under the laws of the State of Maryland. NovaStar Financial is duly licensed and qualified in each jurisdiction where the property subject to each Mortgage Loan serviced pursuant to this Agreement is located if the laws of such state require licensing or qualification in order to service or subservice such Mortgage Loan.

       (b) NovaStar Financial has the power, authority and legal right to enter into and perform under this Agreement, and this Agreement and any document or instrument to be delivered by NovaStar to Servicer pursuant hereto has been duly authorized, executed and delivered.

       (c) This Agreement and any documents or instruments now or hereafter executed or delivered to Servicer by NovaStar Financial pursuant to this Agreement constitute (or shall, when delivered to Servicer by NovaStar, constitute) valid and legally binding obligations of NovaStar enforceable against NovaStar in accordance with their respective terms (except as may be limited by or subject to (i) any bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors, rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

       (d) The consummation of the transactions contemplated by this Agreement will not result, in any material respect, (i) in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which NovaStar Financial or its property is subject, or (ii) result in the violation of any law, rule, regulation, order, judgement or decree to which NovaStar or its property is subject.

       (e) For so long as Servicer subservices any Mortgage Loan hereunder, NovaStar Financial shall be the owner of the servicing rights to such Mortgage Loan.

SECTION 12.    INDEMNIFICATION.
               ---------------

       (a) Servicer shall indemnify and hold NovaStar Financial harmless from any and all material losses, costs, damages and expenses (including but not limited to reasonable attorneys' fees) incurred by NovaStar which result from material errors or omissions by Servicer in subservicing any Mortgage Loan subserviced pursuant to this Agreement.

       (b) NovaStar Financial shall indemnify and hold Servicer harmless from any and all losses, costs, damages and expenses (including but not limited to reasonable attorneys' fees) incurred by Servicer which result from (i) from subservicing the Mortgage Loans, including but not limited to foreclosure losses (if not fully reimbursed by a private mortgage insurer), and any penalties and interest imposed by an Investor or insurer (unless the fault was solely attributable to Servicer), but not including Servicer's own expenses; (ii) the material non-fulfillment by NovaStar of any covenant or condition contained in this Agreement, the Guide or agreements with private mortgage insurers, or in any schedule, written statement, document or certificate furnished by NovaStar pursuant to this Agreement; (iii) any materials misrepresentation made by NovaStar in this Agreement or in any schedule, written statement, document or certificate furnished to Servicer by NovaStar pursuant to this Agreement, (iv) any action undertaken by Servicer which if undertaken by NovaStar would result in indemnification under the guide, and (v) any claim by a Mortgagor which does not relate to Servicer's servicing of the Mortgage Loans. This indemnity shall be in addition to (but not exclusive of) any other indemnities set forth in this Agreement and any other remedies, including without limitation monetary damages to which Servicer may be entitled by law, the guide or this Agreement. It is expressly understood and agreed by the parties that, notwithstanding Servicer's obligations to make advances hereunder, all out-of-pocket losses, foreclosure losses and repurchase obligations are the sole responsibility of NovaStar Financial.

       (c) The right to indemnification set forth in this Section 12 shall survive the execution and termination of this Agreement.

SECTION 13.    TERMINATION.
               -----------

       (a) The term of this Agreement shall be two (2) years from the date hereof, unless terminated sooner (in whole or in part) pursuant to this Section 13, and unless one of the parties provides six (6) months notice of termination prior to the termination of such term or any subsequent term, this Agreement shall automatically be renewed on a year-to-year basis.

       (b) NovaStar Financial may terminate this Agreement at any time without cause with respect to one or more of the Mortgage Loans upon providing Servicer with sixty (60) days prior written notice and paying to Servicer, at the time of such notice, a termination fee in an amount equal to Twenty Dollars ($20) for each Mortgage Loan to which such notice applies. In addition, in the event that NovaStar Financial intends to sell the servicing rights with respect to one or more Mortgage Loans to a third party servicer, NovaStar Financial shall give Servicer reasonable prior notice of such intention and Servicer shall be entitled to bid for the right to purchase such servicing, provided such bid is given within a reasonable period.

       (c) NovaStar Financial may terminate this Agreement with "cause" by providing Servicer with thirty (30) days prior written notice stating such cause (unless, within such thirty day notice period, Servicer shall demonstrate to the satisfaction of NovaStar that there is no "cause" for such termination), and without payment of any termination fee or compensation for such termination. For this purpose "cause" shall include only (i) material errors or omissions in servicing the Mortgage Loans, (ii) the bankruptcy or insolvency of Servicer; or
(iii) material misrepresentations of Servicer hereunder which result in material damage to NovaStar Financial.

       (d) Servicer may terminate this Agreement with respect to one or more Mortgage Loans at any time by providing NovaStar Financial with one hundred and eighty (180) days prior written notice. If Servicer terminates this Agreement with respect to a substantial portion or identifiable segment of the Mortgage Loans and it gives written notice to NovaStar that such termination is a result of a material increase in the cost of subservicing such Mortgage Loans (e.g.,
                                                                        ----
because there are excessive delinquencies), then such termination shall be without payment of any termination fee. In all other cases, Servicer shall reimburse NovaStar for its out-of-pocket costs of transferring each terminated Mortgage Loan, up to a maximum reimbursement of Twenty Dollars ($20) per terminated Mortgage Loan.

       (e) Upon termination, subject to obtaining necessary consents of any Investors, Servicer shall comply immediately with NovaStar Financial's reasonable instructions to transfer to NovaStar (or its designee) all books, records and other documents related to servicing the Mortgage Loans for which the servicing has been terminated pursuant to this Section 13. Upon receipt of a termination notice hereunder, Servicer shall promptly take such steps and execute such documents, agreements and powers of attorney as are reasonably necessary to facilitate such termination of this Agreement and/or the servicing hereunder has been terminated.

SECTION 14.    DISPUTE RESOLUTION.
               ------------------

In the event that a dispute arises between Servicer and NovaStar Financial with respect to any matter arising hereunder, Servicer and NovaStar Financial agree to submit the matter to binding arbitration. Within thirty (30) days of notice given by either party describing the points at issue and requesting arbitration (the "Notice"), each party shall appoint an arbitrator by giving written notice thereof to the other. If one of the parties shall fail to appoint an arbitrator within such thirty (30) day period, then the arbitrator selected shall arbitrate the dispute. The determination of the arbitrator(s) shall be final and binding on the parties. The parties shall within twenty (20) days of the appointment of a single or the third arbitrator proceed to present their case to the arbitrator(s) selected, in accordance with the rules of the American Arbitration Association. The fees of the arbitrator(s) shall be paid by the non-prevailing party (i.e., as determined by the arbitrator(s), the party whose position at the
       ----
time of submission to the arbitrator(s) least resembles the award).

SECTION 15.    MISCELLANEOUS.
               -------------

       (a) The parties agree that each shall, at its own expense, at any time and from time to time after the date hereof, upon the other's request, do, execute, acknowledge and deliver all such further acts, assignments, transfers conveyances and assurances as may be required or reasonably advisable for the transactions provided for or contemplated by this Agreement.

       (b) All notices, consents and other communications pertaining to this Agreement shall be in writing and shall be deemed to be properly given or sent when received by the addressee or, if mailed, 48 hours after being mailed, prepaid, registered or certified mail, return receipt requested, addressed as follows:

       If to NovaStar Financial:
             NovaStar Financial, Inc.
             1900 West 47/th/ Place
             Suite 205
             Westwood, Kansas 66205
             Telephone No. 913-362-1090
             Fax No. 913-362-1011

       If to Servicer:
             NovaStar Mortgage, Inc.
             15707 Rockfield Boulevard
             Suite 320
             Irvine, California 92618
             Telephone No. 714-829-8734
             Fax No. 714-829-8737

       (c) This Agreement shall be binding upon and insure to the benefit of the parties hereto and their respective successors and assigns.

       (d) In the event of a conflict between the terms of this Agreement and the terms of the Guide, the terms of this Agreement shall prevail.

       (e) This Agreement is not assignable by the parties hereto, and no assignment or other transfer, hypothecation or encumbrance thereof by any party shall confer any rights in any other person without the prior written approval of the other party.

       (f) This Agreement contains the entire agreement between the parties hereto and supersedes all prior and contemporaneous agreements, understandings and discussions, whether written or oral, between the parties relating to the transactions contemplated herein. This Agreement cannot be modified in any way except by written agreement signed by the parties.

       (g) Except as otherwise provided for herein, neither any failure not any delay on the part of the parties hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power, or privilege.

       (h) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       (i) All headings used in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

       (j) All words used herein denoting the singular number only shall include the plural and vice versa.

       (k) This Agreement shall be governed, construed and enforced in accordance with the laws of the State of Maryland.

IN WITNESS WHEREOF, the parties have executed this Flow Loan Subservicing Agreement as of the date and year written above.


                                       NOVASTAR FINANCIAL, INC.

                                       By:
                                           -------------------------
                                       Name:
                                             -----------------------
                                       Title:
                                              ----------------------


                                       "SERVICER"
                                       NOVASTAR MORTGAGE, INC.
                                       By:
                                           -------------------------
                                       Name:
                                             -----------------------
                                       Title:
                                              ----------------------

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